As filed with the Securities and Exchange Commission on May 4, 2016

Registration No. 333-208187

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 6 TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ENERGY TRANSFER CORP LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	4922	47-4466462
(State or other jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

8111 Westchester Drive

Dallas, Texas 75225

(214) 981-0700

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Thomas E. Long

Group Chief Financial Officer

Energy Transfer Equity, L.P.

8111 Westchester Drive

Dallas, Texas 75225

(214) 981-0700

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

David A. Katz David K. Lam Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 (212) 403-1000	William N. Finnegan IV Debbie P. Yee Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 (713) 546-5400	Sarah C. Miller Senior Vice President, General Counsel and Corporate Secretary The Williams Companies, Inc. One Williams Center Tulsa, Oklahoma 74172 (918) 573-2000	Richard Hall Minh Van Ngo Cravath, Swaine & Moore LLP 825 Eighth Ave. New York, New York 10019 (212) 474-1000	Steven K. Talley Gibson, Dunn & Crutcher LLP 1801 California Street Denver, Colorado 80202 (303) 298-5700

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effectiveness of this registration statement and the satisfaction or waiver of all other conditions to the closing of the merger described herein.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Energy Transfer Corp LP is filing this Amendment No. 6 to the Registration Statement on Form S-4 (Registration No. 333-208187) (the “Registration Statement”) solely for the purpose of including a conformed signature on the signature page of the electronic filing. The filing of Amendment No. 5 (the “Original Filing”) to the Registration Statement filed on May 4, 2016 was manually signed prior to filing; however, the conformed signature was inadvertently omitted from the signature page of the Original Filing. Other than including a conformed signature, no other modifications have been made to the Original Filing.

PART II. OTHER INFORMATION

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 20. Indemnification of our General Partner’s Officers and Directors.

The section of the proxy statement/prospectus entitled “Additional Information About ETC—Description of Our Partnership Agreement—Indemnification” discloses that we will generally indemnify officers, directors and affiliates of our general partner to the fullest extent permitted by the law and subject to limitations in our partnership agreement against all losses, claims, damages or similar events and is incorporated herein by reference. Subject to any terms, conditions or restrictions set forth in the partnership agreement, Section 17-108 of the DRULPA empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against all claims and demands whatsoever.

To the extent that the indemnification provisions of our partnership agreement purport to exclude indemnification for liabilities arising under the Securities Act, in the opinion of the Securities and Exchange Commission such indemnification is contrary to public policy and is therefore unenforceable.

Item 21. Exhibits.

See the Exhibit Index on the page immediately preceding the exhibits for a list of exhibits filed as part of this registration statement, which Exhibit Index is incorporated herein by reference.

Item 22. Undertakings.

(A) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial, bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser: if the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(B)(1) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

(2) The undersigned registrant undertakes that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(C) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(D) The undersigned registrant hereby undertakes to respond to requests for information that are incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(E) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 4, 2016.

Energy Transfer Corp LP

By: Energy Transfer Corp GP, LLC, its general partner

By: KLW LLC, its sole member

By:	/s/ Kelcy L. Warren
Kelcy L. Warren, sole member

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following person in the capacity and the date indicated.

Signature	Title	Date

/s/ Kelcy L. Warren Kelcy L. Warren	Sole Member of KLW LLC, as sole member of Energy Transfer Corp GP, LLC, the general partner of Energy Transfer Corp LP	May 4, 2016

Exhibit Index

Exhibit Number	Description

Energy Transfer Corp LP

2.1	Agreement and Plan of Merger, dated as of September 28, 2015, by and among, Energy Transfer Corp LP, Energy Transfer Corp GP, LLC, Energy Transfer Equity, L.P., LE GP, LLC, Energy Transfer Equity GP, LLC and The Williams Companies, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of May 1, 2016, by and among, Energy Transfer Corp LP, Energy Transfer Corp GP, LLC, Energy Transfer Equity, L.P., LE GP, LLC, Energy Transfer Equity GP, LLC and The Williams Companies (composite copy included as Annex A to the proxy statement/prospectus, which is part of this registration statement) (schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but will be furnished supplementally to the SEC upon request)

Energy Transfer Equity, L.P.

2.2	Redemption and Transfer Agreement, by and between Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P. dated November 19, 2013 (incorporated by reference to Exhibit 2.1 of ETE’s Form 8-K filed November 21, 2013)

2.3	Exchange and Repurchase Agreement, by and among Energy Transfer Partners, L.P., Energy Transfer Equity, L.P. and ETE Common Holdings, LLC, dated December 23, 2014 (incorporated by reference to Exhibit 10.1 of ETE’s Form 8-K filed December 23, 2014)

Energy Transfer Partners, L.P.

2.4	Purchase and Sale Agreement, by and between Southern Union Company, as Seller, Plaza Missouri Acquisition, Inc. and for certain limited purposes The Laclede Group, Inc., as Buyers, dated as of December 14, 2012 (incorporated by reference to Exhibit 10.1 of ETP’s Form 8-K filed December 17, 2012)

2.5	Purchase and Sale Agreement, by and between Southern Union Company, as Seller, Plaza Massachusetts Acquisition, Inc. and for certain limited purposes The Laclede Group, Inc., as Buyers, dated as of December 14, 2012 (incorporated by reference to Exhibit 10.2 of ETP’s Form 8-K filed December 17, 2012)

2.6	Contribution Agreement, dated as of February 27, 2013, by and among Southern Union Company, Regency Energy Partners LP, Regency Western G&P LLC, and for certain limited purposes, ETP Holdco Corporation, Energy Transfer Equity, L.P., Energy Transfer Partners, L.P. and ETC Texas Pipeline, Ltd. (incorporated by reference to Exhibit 2.1 of Southern Union’s Form 8-K filed February 28, 2013)

2.7	Agreement and Plan of Merger, dated as of October 9, 2013, by and among Regency Energy Partners LP, RVP LLC, Regency GP LP, PVR Partners, L.P. and PVR GP, LLC (incorporated by reference to Exhibit 2.1 of Regency’s Form 8-K filed October 10, 2013)

2.8	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 7, 2013, by and among Regency Energy Partners LP, RVP LLC, Regency GP LP, PVR Partners, L.P. and PVR GP, LLC (incorporated by reference to Exhibit 2.1 of Regency’s Form 8-K filed November 8, 2013)

2.9	Contribution Agreement, dated as of December 23, 2013, by and among Regency Energy Partners LP, Regal Midstream LLC, and Eagle Rock Energy Partners, L.P. (incorporated by reference to Exhibit 2.1 of Regency’s Form 8-K filed December 24, 2013)

2.10	Agreement and Plan of Merger, dated as of April 27, 2014, by and among, Energy Transfer Partners, L.P., Drive Acquisition Corporation, Heritage Holdings, Inc., Energy Transfer Partners GP, L.P., Susser Holdings Corporation, and, for certain limited purposes set forth therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.1 of ETP’s Form 8-K filed April 28, 2014)

Exhibit Number	Description

2.11	Agreement and Plan of Merger, dated as of January 25, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners, GP, L.P., Regency Energy Partners LP, Regency GP LP and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.1 of ETP’s Form 8-K filed January 26, 2015)

2.12	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 18, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Rendezvous I LLC, Rendezvous II LLC, Regency Energy Partners LP, Regency GP LP, ETE GP Acquirer LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.2 of ETP’s Form 8-K filed February 19, 2015)

Sunoco Logistics Partners L.P.

2.13	Exchange Agreement, dated as of September 16, 2015, by and among Energy Transfer Partners, L.P., La Grange Acquisition, L.P., Sunoco Logistics Partners L.P., and Sunoco Pipeline L.P. (incorporated by reference to Exhibit 10.1 of SXL’s Form 8-K filed October 15, 2015)

Sunoco LP

2.14	Contribution Agreement, dated as of September 25, 2014, by and among Mid-Atlantic Convenience Stores, LLC, ETC M-A Acquisition LLC, Susser Petroleum Partners LP and Energy Transfer Partners, L.P. (incorporated by reference to Exhibit 2.1 of Sunoco’s Form 8-K filed October 1, 2014)

2.15	Contribution Agreement, dated as of March 23, 2015, by and among Sunoco, LLC, ETP Retail Holdings, LLC, Sunoco LP and Energy Transfer Partners, L.P. (incorporated by reference to Exhibit 2.1 of Sunoco’s Form 8-K filed March 23, 2015)

2.16	Contribution Agreement, dated as of July 14, 2015, by and among Susser Holdings Corporation, Heritage Holdings, Inc., ETP Holdco Corporation, Sunoco LP, Sunoco GP LLC and Energy Transfer Partners, L.P. (incorporated by reference to Exhibit 2.1 of Sunoco’s Form 8-K filed July 15, 2015)

2.17	Contribution Agreement, dated as of November 15, 2015, by and among Sunoco, LLC, Sunoco, Inc., ETP Retail Holdings, LLC, Sunoco LP, Sunoco GP LLC, and solely with respect to limited provisions therein, Energy Transfer Partners, L.P. (incorporated by reference to Exhibit 2.1 of Sunoco’s Form 8-K filed November 16, 2015)

Energy Transfer Corp LP

3.1+	Amended and Restated Certificate of Limited Partnership of Energy Transfer Corp LP, dated as of September 25, 2015

3.2	Form of First Amended and Restated Agreement of Limited Partnership of Energy Transfer Corp LP (included as Annex C to the proxy statement/prospectus)

Energy Transfer Equity, L.P.

3.3	Certificate of Conversion of Energy Transfer Company, L.P. (incorporated by reference to Exhibit 3.1 of ETE’s Form S-1 (file No. 333-128097) filed September 2, 2005)

3.4	Certificate of Limited Partnership of Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 3.2 of ETE’s Form S-1 (File No. 333-128097) filed September 2, 2005)

3.5	Third Amended Restated Agreement of Limited Partnership of Energy Transfer Equity, L.P. dated February 8, 2006 (incorporated by reference to Exhibit 3.1 of ETE’s Form 8-K filed February 14, 2006)

Exhibit Number	Description

3.6	Amendment No. 1 to Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Equity, L.P. dated November 1, 2006 (incorporated by reference to Exhibit 3.3.1 of ETE’s Form 10-K filed August 31, 2006)

3.7	Amendment No. 2 to Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Equity, L.P. dated November 9, 2007 (incorporated by reference to Exhibit 3.3.2 of ETE’s Form 8-K filed November 13, 2007)

3.8	Amendment No. 3 to Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Equity, L.P. dated as of May 26, 2010 (incorporated by reference to Exhibit 3.1 of ETE’s Form 8-K filed June 2, 2010)

3.9	Amendment No. 4 to Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Equity, L.P. dated December 23, 2013 (incorporated by reference to Exhibit 3.1 of ETE’s Form 8-K filed December 27, 2013)

3.10	Amendment No. 5 to Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Equity, L.P. dated as of March 8, 2016 (incorporated by reference to Exhibit 3.1 of ETE’s Form 8-K filed March 9, 2016)

3.11+	Form of Amendment No. 6 to Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Equity, L.P.

Energy Transfer Partners, L.P.

3.12	Amended Certificate of Limited Partnership of Energy Transfer Partners, L.P. (incorporated by reference to Exhibit 3.3 of ETP’s Form 10-Q filed February 29, 2004)

3.13	Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. (formerly named Heritage Propane Partners, L.P.) dated July 28, 2009 (incorporated by reference to Exhibit 3.1 of ETP’s Form 8-K filed July 29, 2009)

3.14	Amendment No. 1 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated March 26, 2012 (incorporated by reference to Exhibit 3.1 of ETP’s Form 8-K, filed March 28, 2012)

3.15	Amendment No. 2 to Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated October 5, 2012 (incorporated by reference to Exhibit 3.1 to ETP’s Form 8-K filed October 5, 2012)

3.16	Amendment No. 3 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated April 15, 2013 (incorporated by reference to Exhibit 3.1 to ETP’s Form 8-K/A filed April 18, 2013)

3.17	Amendment No. 4 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated April 30, 2013 (incorporated by reference to Exhibit 3.1 to ETP’s Form 8-K filed May 1, 2013)

3.18	Amendment No. 5 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated October 31, 2013 (incorporated by reference to Exhibit 3.1 to ETP’s Form 8-K filed November 1, 2013)

3.19	Amendment No. 6 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated February 19, 2014 (incorporated by reference to Exhibit 3.1 to ETP’s Form 8-K filed February 19, 2014)

3.20	Amendment No. 7 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated March 3, 2014 (incorporated by reference to Exhibit 4.1 to ETP’s Form 8-K filed March 5, 2014)

Exhibit Number	Description

3.21	Amendment No. 8 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated August 29, 2014 (incorporated by reference to Exhibit 3.1 to ETP’s Form 8-K filed August 29, 2014)

3.22	Amendment No. 9 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated March 9, 2015 (incorporated by reference to Exhibit 3.1 of ETP’s Form 8-K filed March 10, 2015)

3.23	Amendment No. 10 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated April 30, 2015 (incorporated by reference to Exhibit 3.1 of ETP’s Form 8-K filed April 30, 2015)

3.24	Amendment No. 11 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated as of August 21, 2015 (incorporated by reference to Exhibit 3.1 of ETP’s Form 8-K filed August 27, 2015)

Sunoco Logistics Partners L.P.

3.25	Certificate of Limited Partnership of Sunoco Logistics Partners L.P. (incorporated by reference to Exhibit 3.1 of SXL’s Form S-1 (File No. 333-71968) filed October 22, 2001)

3.26	Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P. dated as of January 26, 2010 (incorporated by reference to Exhibit 3.1 of SXL’s Form 8-K filed January 28, 2010)

3.27	Amendment No. 1 to Third Amended and Restated Partnership Agreement of Sunoco Logistics Partners L.P. dated as of July 1, 2011 (incorporated by reference to Exhibit 3.1 of SXL’s Form 8-K filed July 5, 2011)

3.28	Amendment No. 2 to Third Amended and Restated Partnership Agreement of Sunoco Logistics Partners L.P. dated as of November 21, 2011 (incorporated by reference to Exhibit 3.1 of SXL Form 8-K filed November 28, 2011)

3.29	Amendment No. 3 to Third Amended and Restated Partnership Agreement of Sunoco Logistics Partners L.P. dated as of June 12, 2014 (incorporated by reference to Exhibit 3.1 of SXL’s Form 8-K filed June 17, 2014)

3.30	Amendment No. 4 to Third Amended and Restated Partnership Agreement of Sunoco Logistics Partners L.P. dated as of July 30, 2014 (incorporated by reference to Exhibit 3.1 of SXL’s Form 8-K filed August 4, 2014)

3.31	Amendment No. 5 to Third Amended and Restated Partnership Agreement of Sunoco Logistics Partners L.P. dated as of August 28, 2015 (incorporated by reference to Exhibit 3.2 of SXL’s Form 8-K filed September 1, 2015)

3.32	Amendment No. 6 to Third Amended and Restated Partnership Agreement of Sunoco Logistics Partners L.P. dated as of October 8, 2015 (incorporated by reference to Exhibit 3.1 of SXL’s Form 8-K filed October 15, 2015)

Sunoco LP

3.33	Certificate of Limited Partnership of Susser Petroleum Partners LP (incorporated by reference to Exhibit 3.1 of Sunoco’s registration statement on Form S-1 filed June 22, 2012)

3.34	Certificate of Amendment to the Certificate of Limited Partnership of Susser Petroleum Partners LP (incorporated by reference to Exhibit 3.1 to Sunoco’s Form 8-K filed October 28, 2014)

Exhibit Number	Description

3.35	First Amended and Restated Agreement of Limited Partnership of Susser Petroleum Partners LP, dated September 25, 2012 (incorporated by reference to Exhibit 3.1 to Sunoco’s Form 8-K filed September 25, 2012)

3.36	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of Susser Petroleum Partners LP dated October 27, 2014 (incorporated by reference to Exhibit 3.2 to Sunoco’s Form 8-K filed October 28, 2014)

3.37	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of Sunoco LP dated July 31, 2015 (incorporated by reference to Exhibit 3.1 of Sunoco’s Form 8-K filed August 6, 2015)

3.38	Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of Sunoco LP dated January 1, 2016 (incorporated by reference to Exhibit 3.1 of Sunoco’s Form 8-K filed January 5, 2016)

Energy Transfer Equity, L.P.

4.1	Indenture dated September 20, 2010 between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.14 of ETE’s Form 8-K filed September 20, 2010)

4.2	First Supplemental Indenture dated September 20, 2010 between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee (including form of the Notes) (incorporated by reference to Exhibit 4.15 of ETE’s Form 8-K filed September 20, 2010)

4.3	Second Supplemental Indenture dated December 20, 2011 between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 of ETE is Form S-3 filed November 14, 2013)

4.4	Second Supplemental Indenture dated February 16, 2012 between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of ETE’s Form 8-K filed February 17, 2012)

4.5	Third Supplemental Indenture dated April 24, 2012 between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of ETE’s Form 10-Q filed August 8, 2012)

4.6	Fourth Supplemental Indenture dated December 2, 2013 between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee (including form of the Notes) (incorporated by reference to Exhibit 4.2 of ETE’s Form 8-K filed December 2, 2013)

4.7	Fifth Supplemental Indenture dated May 28, 2014 between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of ETE’s Form 8-K filed May 28, 2014)

4.8	Sixth Supplemental Indenture dated May 28, 2014 between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 of ETE’s Form 8-K filed May 28, 2014)

4.9	Seventh Supplemental Indenture dated May 22, 2015 between Energy Transfer Equity, L.P. and U.S. Bank National Association, as trustee (including form of the Notes) (incorporated by reference to Exhibit 4.2 of ETE’s Form 8-K filed May 22, 2015)

Exhibit Number	Description

Energy Transfer Partners, L.P.

4.10	Indenture dated January 18, 2005 among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of ETP’s Form 8-K filed January 19, 2005)

4.11	First Supplemental Indenture dated January 18, 2005 among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of ETP’s Form 8-K filed January 19, 2005)

4.12	Second Supplemental Indenture dated February 24, 2005 among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association (incorporated by reference to Exhibit 10.45 of ETP’s Form 10-Q filed February 28, 2005)

4.13	Fourth Supplemental Indenture dated June 29, 2006 among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.13 of ETP’s Form 10-K filed August 31, 2006)

4.14	Fifth Supplemental Indenture dated October 23, 2006 among Energy Transfer Partners, L.P., the subsidiary guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of ETP’s Form 8-K filed October 25, 2006)

4.15	Sixth Supplemental Indenture dated March 28, 2008 between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 of ETP’s Form 8-K filed March 28, 2008)

4.16	Seventh Supplemental Indenture dated December 23, 2008 between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 of ETP’s Form 8-K filed December 23, 2008)

4.17	Eighth Supplemental Indenture dated April 7, 2009 between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 of ETP’s Form 8-K filed April 7, 2009)

4.18	Ninth Supplemental Indenture, dated May 12, 2011 between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to ETP’s Form 8-K filed May 12, 2011)

4.19	Tenth Supplemental Indenture dated January 17, 2012 between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 1.1 of ETP’s Form 8-K filed January 17, 2012)

4.20	Eleventh Supplemental Indenture dated January 22, 2013 between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 of ETP’s Form 8-K filed January 22, 2013)

4.21	Twelfth Supplemental Indenture dated June 24, 2013 between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 of ETP’s Form 8-K filed June 26, 2013)

4.22	Thirteenth Supplemental Indenture dated September 19, 2013 between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 of ETP’s Form 8-K filed September 19, 2013)

4.23	Fourteenth Supplemental Indenture dated as of March 12, 2015 between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 of ETP’s Form 8-K filed March 12, 2015)

Exhibit Number	Description

4.24	Fifteenth Supplemental Indenture dated as of June 23, 2015 between Energy Transfer Partners, L.P. and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.3 of ETP’s Form 8-K filed June 18, 2015)

4.25	Indenture dated June 24, 2013 between Energy Transfer Partners, L.P. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 of ETP’s Form 8-K filed June 26, 2013)

4.26	First Supplemental Indenture dated June 24, 2013 between Energy Transfer Partners, L.P. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.4 of ETP’s Form 8-K filed June 26, 2013)

4.27	Second Amended and Restated Credit Agreement, dated October 27, 2011, among Energy Transfer Partners, L.P., the borrower, and Wachovia Bank, National Association, as administrative agent, LC issuer and swingline lender, Bank of America, N.A., as syndication agent, BNP Paribas, JPMorgan Chase Bank, N.A. and the Royal Bank of Scotland PLC, as co-documentation agents, and Citibank, N.A., Credit Suisse, Cayman Islands Branch, Deutsche Bank Securities, Inc., Morgan Stanley Bank, Suntrust Bank and UBS Securities, LLC, as senior managing agents, and the other lenders party hereto (incorporated by reference to Exhibit 10.1 of ETP’s Form 8-K filed November 2, 2011)

4.28	First Amendment to Second Amended and Restated Credit Agreement, dated November 19, 2013, among Energy Transfer Partners, L.P., Wells Fargo Bank, National Association, as administrative agent, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 of ETP’s Form 8-K filed November 20, 2013)

4.29	Guarantee of Collection, made as of March 26, 2012, by Citrus ETP Finance LLC, to Energy Transfer Partners, L.P. under the Indenture dated as of January 18, 2005, as supplemented by the Tenth Supplemental Indenture dated as of January 17, 2012 (incorporated by reference to Exhibit 10.1 of ETP’s Form 8-K filed March 28, 2012)

4.30	Support Agreement, dated March 26, 2012, by and among PEPL Holdings, LLC, Energy Transfer Partners, L.P. and Citrus ETP Finance LLC (incorporated by reference to Exhibit 10.2 of ETP’s Form 8-K filed March 28, 2012)

4.31	Guarantee of Collection, made as of April 1, 2015, by ETP Retail Holdings, LLC, to Sunoco LP and Sunoco Finance Corp. (incorporated by reference to Exhibit 10.2 of ETP’s Form 8-K filed April 1, 2015)

4.32	Support Agreement, made as of April 1, 2015, by and among Sunoco, Inc. (R&M), Sunoco LP, Sunoco Finance Corp. and ETP Retail Holdings, LLC (incorporated by reference to Exhibit 10.3 of ETP’s Form 8-K filed April 1, 2015)

4.33	Support Agreement, made as of April 1, 2015, by and among Atlantic Refining & Marketing Corp., Sunoco LP, Sunoco Finance Corp. and ETP Retail Holdings, LLC (incorporated by reference to Exhibit 10.4 of ETP’s Form 8-K filed April 1, 2015)

4.34	Note Purchase Agreement, dated as of November 17, 2004, by and among Transwestern Pipeline Company, LLC and the Purchasers parties thereto (incorporated by reference to Exhibit 10.55 of ETP’s Form 10-Q filed May 31, 2007)

4.35	Amendment No. 1 to the Note Purchase Agreement, dated as of April 18, 2007, by and among Transwestern Pipeline Company, LLC and the Purchasers parties thereto (incorporated by reference to Exhibit 10.55.1 of ETP’s Form 10-Q filed May 31, 2007)

4.36	Note Purchase Agreement, dated as of May 24, 2007, by and among Transwestern Pipeline Company, LLC and the Purchasers parties thereto (incorporated by reference to Exhibit 10.6 of ETP’s Form 10-Q filed May 31, 2007)

Exhibit Number	Description

4.37	Note Purchase Agreement, dated December 9, 2009, by and among Transwestern Pipeline Company, LLC and the Purchasers parties thereto (incorporated by reference to Exhibit 10.1 of ETP’s Form 8-K filed December 14, 2009)

4.38	Indenture dated as of June 30, 2000 between Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A. (incorporated by reference to Exhibit 4.4 of ETP’s Form 8-K filed October 5, 2012)

4.39	First Supplemental Indenture dated October 5, 2012 among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A. (incorporated by reference to Exhibit 4.7 of ETP’s Form 8-K filed October 5, 2012)

4.40	Indenture dated May 15, 1994 between Sun Company, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A. (incorporated by reference to Exhibit 4.8 of ETP’s Form 8-K filed October 5, 2012)

4.41	First Supplemental Indenture dated October 5, 2012 among Energy Transfer Partners, L.P., Sunoco, Inc. and U.S. Bank National Association, as successor trustee to Citibank, N.A. (incorporated by reference to Exhibit 4.9 of ETP’s Form 8-K filed October 5, 2012)

4.42	Indenture dated October 27, 2010 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of Regency’s Form 8-K filed October 27, 2010)

4.43	Third Supplemental Indenture dated May 26, 2011 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 of Regency’s Form 8-K filed May 26, 2011)

4.44	Fifth Supplemental Indenture dated October 2, 2012 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of Regency’s Form 8-K filed October 2, 2012)

4.45	Eleventh Supplemental Indenture dated as of April 30, 2015 by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.1 of ETP’s Form 8-K filed April 30, 2015)

4.46	Twelfth Supplemental Indenture dated as of August 10, 2015 by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.1 of ETP’s Form 8-K filed August 13, 2015)

4.47	Indenture dated April 30, 2013 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Regency’s Form 8-K filed April 30, 2013)

4.48	Seventh Supplemental Indenture dated as of May 28, 2015 by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Panhandle Eastern Pipe Line Company, LP, Energy Transfer Partners, L.P., as co-obligor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.1 of ETP’s Form 8-K filed June 1, 2015)

4.49	Eighth Supplemental Indenture dated as of August 10, 2015 by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.2 of ETP’s Form 8-K filed August 13, 2015)

4.50	Indenture dated September 11, 2013 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Regency’s Form 8-K filed September 11, 2013)

Exhibit Number	Description

4.51	First Supplemental Indenture dated September 11, 2013 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of Regency’s Form 8-K filed September 11, 2013)

4.52	Third Supplemental Indenture dated February 10, 2014 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.3 of Regency’s Form 8-K filed February 10, 2014)

4.53	Sixth Supplemental Indenture dated as of July 25, 2014 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of Regency’s Form 8-K filed July 28, 2014)

4.54	Eighth Supplemental Indenture dated as of April 30, 2015 by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.4 of ETP’s Form 8-K filed April 30, 2015)

4.55	Ninth Supplemental Indenture dated as of August 10, 2015 by and among Energy Transfer Partners, L.P., Regency Energy Finance Corp. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.3 of ETP’s Form 8-K filed August 13, 2015)

4.56	Indenture dated as of March 29, 1999 among CMS Panhandle Holding Company, Panhandle Eastern Pipe Line Company, LP and NBD Bank (the predecessor to Bank One Trust Company, National Association, J.P. Morgan Trust Company, National Association, The Bank of New York Trust Company, N.A. and The Bank of New York Mellon Trust Company, N.A.), as trustee (incorporated by reference to Exhibit 4(a) of Panhandle’s Form 10-Q filed May 14, 1999)

4.57	First Supplemental Indenture dated as of March 29, 1999 among CMS Panhandle Holding Company, Panhandle Eastern Pipe Line Company, LP and NBD Bank (the predecessor to Bank One Trust Company, National Association, J.P. Morgan Trust Company, National Association, The Bank of New York Trust Company, N.A. and The Bank of New York Mellon Trust Company, N.A.), as trustee (incorporated by reference to Exhibit 4(b) of Panhandle’s Form 10-Q filed May 14, 1999)

4.58	Fifth Supplemental Indenture dated as of October 26, 2007 between Panhandle Eastern Pipe Line Company, LP and the Bank of New York Trust Company, N.A. (now known as The Bank of New York Mellon Trust Company, N.A.), as trustee (incorporated by reference to Exhibit 4.1 of Panhandle’s Form 8-K filed October 29, 2007)

4.59	Form of Sixth Supplemental Indenture dated as of June 12, 2008 between Panhandle Eastern Pipe Line Company, LP and the Bank of New York Trust Company, N.A. (now known as The Bank of New York Mellon Trust Company, N.A.), as trustee (incorporated by reference to Exhibit 4.1 of Panhandle’s Form 8-K filed June 11, 2008)

4.60	Form of Seventh Supplemental Indenture to be dated June 2, 2009 between Panhandle Eastern Pipeline Company, LP and the Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 of Panhandle’s Form 8-K filed May 28, 2009)

4.61	Senior Debt Securities Indenture between Southern Union Company and The Chase Manhattan Bank (National Association), which changed its name to JP Morgan Chase Bank and then to JP Morgan Chase Bank, N.A., which was then succeeded to by The Bank of New York Trust Company, N.A., which changed its name to The Bank of New York Mellon Trust Company N.A., as trustee (incorporated by reference to Exhibit 4.1 of Southern Union’s Form 8-K filed February 15, 1994)

Exhibit Number	Description

4.62	Form of Supplemental Indenture No. 1 dated June 11, 2003 between Southern Union Company and JP Morgan Chase Bank, which changed its name to JP Morgan Chase Bank, N.A., the predecessor to The Bank of New York Trust Company, N.A., which changed its name to The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.5 of Southern Union’s Form 8-A/A filed June 20, 2003)

4.63	Supplemental Indenture No. 2 dated February 11, 2005 between Southern Union Company and JP Morgan Chase Bank, N.A., the predecessor to The Bank of New York Trust Company, N.A., which changed its name to The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.4 of Southern Union’s Form 8-A/A filed February 22, 2005)

4.64	Subordinated Debt Securities Indenture between Southern Union and The Chase Manhattan Bank (National Association), which changed its name to JP Morgan Chase Bank and then to JP Morgan Chase Bank, N.A., which was then succeeded to by The Bank of New York Trust Company, N.A., which changed its name to The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4-G of Southern Union’s Registration Statement on Form S-3 filed May 8, 1995)

4.65	Second Supplemental Indenture dated October 23, 2006 between Southern Union Company and The Bank of New York Trust Company, N.A., now known as The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 of Southern Union’s Form 8-K/A filed October 24, 2006)

4.66	2006 Series A Junior Subordinated Notes Due November 1, 2066 dated October 23, 2006 (incorporated by reference to Exhibit 4.2 of Southern Union’s Form 8-K/A filed October 24, 2006)

Sunoco Logistics Partners L.P.

4.67	Indenture dated December 16, 2005 among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., the subsidiary guarantors named therein and U.S. Bank National Association, as successor trustee (incorporated by reference to Exhibit 4.4 of SXL’s Form S-3 (File No. 333-130564) filed December 21, 2005)

4.68	First Supplemental Indenture dated as of May 8, 2006 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., Sunoco Partners Marketing & Terminals L.P., Sunoco Pipeline L.P. and Citibank, N.A., (incorporated by reference to Exhibit 1.3 of SXL’s Form 8-K filed May 8, 2006)

4.69	Third Supplemental Indenture dated as of February 12, 2010 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P. and U.S. Bank National Association (incorporated by reference to Exhibit 1.2 of SXL’s Form 8-K filed February 12, 2010)

4.70	Fourth Supplemental Indenture dated as of February 12, 2010 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P. and U.S. Bank National Association (incorporated by reference to Exhibit 1.3 of SXL’s Form 8-K filed February 12, 2010)

4.71	Fifth Supplemental Indenture dated as of August 2, 2011 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P. and U.S. Bank National Association (incorporated by reference to Exhibit 1.2 of SXL’s Form 8-K filed August 2, 2011)

4.72	Sixth Supplemental Indenture dated as of August 2, 2011 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P. and U.S. Bank National Association (incorporated by reference to Exhibit 1.3 of SXL’s Form 8-K filed August 2, 2011)

4.73	Seventh Supplemental Indenture dated January 10, 2013 among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P. and U.S. Bank National Association, as successor trustee (incorporated by reference to Exhibit 4.2 of SXL’s Form 8-K filed January 10, 2013)

Exhibit Number	Description

4.74	Eighth Supplemental Indenture dated January 10, 2013 among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P. and U.S. Bank National Association, as successor trustee (incorporated by reference to Exhibit 4.4 of SXL’s Form 8-K filed January 10, 2013)

4.75	Ninth Supplemental Indenture dated April 3, 2014 among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P. and U.S. Bank National Association, as successor trustee (incorporated by reference to Exhibit 4.2 of SXL’s Form 8-K filed April 3, 2014)

4.76	Tenth Supplemental Indenture dated April 3, 2014 among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P. and U.S. Bank National Association, as successor trustee (incorporated by reference to Exhibit 4.4 of SXL’s Form 8-K filed April 3, 2014)

4.77	Eleventh Supplemental Indenture dated as of November 17, 2014 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P. and U.S. Bank National Association, as successor trustee (incorporated by reference to Exhibit 4.4 of SXL’s Form 8-K filed November 17, 2014)

4.78	Twelfth Supplemental Indenture dated as of November 17, 2015 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P. and U.S. Bank National Association (incorporated by reference to Exhibit 4.2 of SXL’s Form 8-K filed November 17, 2015)

4.79	Thirteenth Supplemental Indenture dated as of November 17, 2015 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P. and U.S. Bank National Association (incorporated by reference to Exhibit 4.4 of SXL’s Form 8-K filed November 17, 2015)

4.80	Unitholder Agreement dated as of October 8, 2015 between Energy Transfer Partners, L.P. and Sunoco Logistics Partners L.P. (incorporated by reference to Exhibit 10.2 of SXL’s Form 8-K filed October 2, 2015)

Sunoco LP

4.81	Indenture, dated as of April 1, 2015, by and among Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 of Sunoco’s Form 8-K filed on April 2, 2015)

4.82	Indenture dated as of July 20, 2015 by and among Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of Sunoco’s Form 8-K filed July 21, 2015)

4.83	Indenture dated as of April 7, 2016 by and among Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of Sunoco’s Form 8-K filed April 8, 2016)

5.1+	Opinion of Latham & Watkins LLP as to the legality of the ETC common shares being registered

5.2+	Opinion of Richards, Layton & Finger, P.A. as to the legality of the contingent consideration rights being registered

8.1+	Opinion of Latham & Watkins LLP as to certain tax matters

8.2+	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters

Energy Transfer Corp LP

10.1+	Form of Administrative Agreement

10.2+	Amended and Restated Commitment Letter, dated October 21, 2015, by and among Energy Transfer Equity and the commitment parties thereto

Exhibit Number	Description

10.3	Amended and Restated Change-in-Control Severance Agreement between The Williams Companies, Inc. and certain executive officers (Tier I Executives) (incorporated by reference to Exhibit 10.14 of The Williams Companies, Inc.’s Form 10-K filed February 27, 2013)

10.4	Amended and Restated Change-in-Control Severance Agreement between The Williams Companies, Inc. and certain executive officers (Tier II Executives) (incorporated by reference to Exhibit 10.14 of The Williams Companies, Inc.’s Form 10-K filed February 27, 2012)

10.5+	Energy Transfer Corp LP 2016 Long-Term Incentive Plan

Energy Transfer Equity, L.P.

10.6	Credit Agreement dated as of December 2, 2013 among Energy Transfer Equity, L.P., Credit Suisse AG, Cayman Islands Branch, as administrative agent, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 of ETE’s Form 8-K filed December 2, 2013)

10.7	Senior Secured Term Loan Agreement dated as of December 2, 2013 among Energy Transfer Equity, L.P., Credit Suisse AG, Cayman Islands Branch, as administrative agent, and the other lenders party thereto (incorporated by reference to Exhibit 10.2 of ETE’s Form 8-K filed December 2, 2013)

10.8	Senior Secured Term Loan C Agreement, dated March 5, 2015 among Energy Transfer Equity, L.P., Credit Suisse AG, Cayman Islands Branch, as administrative agent, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 of ETE’s Form 8-K filed March 9, 2015)

10.9	Second Amended and Restated Pledge and Security Agreement dated December 2, 2013 among Energy Transfer Equity, L.P., the other grantors named therein and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 10.3 of ETE’s Form 8-K filed December 2, 2013)

10.10	Energy Transfer Equity, L.P. Incremental Loan Agreement No. 1, dated April 16, 2014 (incorporated by reference to Exhibit 10.5 of ETE’s Form 10-Q filed August 7, 2014)

10.11	Amendment and Incremental Commitment Agreement No. 2, dated May 6, 2014 (incorporated by reference to Exhibit 10.6 of ETE’s Form 10-Q filed August 7, 2014)

10.12	Amendment and Incremental Commitment Agreement No. 3, dated February 10, 2015 among Energy Transfer Equity, L.P., Credit Suisse AG, Cayman Islands Branch, as administrative agent, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 of ETE’s Form 8-K filed February 17, 2015)

10.13	Registration Rights Agreement, dated November 1, 2006, between Energy Transfer Equity, L.P. and Energy Transfer Investments, L.P. (incorporated by reference to Exhibit 10.38 of ETE’s Form 10-K filed November 29, 2006)

10.14	Registration Rights Agreement, dated November 27, 2006, by and among Energy Transfer Equity, L.P. and certain investors named therein (incorporated by reference to Exhibit 99.1 of ETE’s Form 8-K filed November 30, 2006)

10.15	Registration Rights Agreement, dated March 2, 2007, by and among Energy Transfer Equity, L.P. and certain investors named therein (incorporated by reference to Exhibit 99.1 of ETE’s Form 8-K filed March 5, 2007)

10.16	Registration Rights Agreement by and among Energy Transfer Equity, L.P. and Regency GP Acquirer, L.P., dated as of May 26, 2010 (incorporated by reference to Exhibit 4.1 of ETE’s Form 8-K filed June 2, 2010)

10.17	Registration Rights Agreement, dated April 30, 2013, by and between Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 4.1 of ETE’s Form 8-K filed May 1, 2013)

Exhibit Number	Description

10.18	Unitholder Rights and Restrictions Agreement, dated as of May 7, 2007, by and among Energy Transfer Equity, L.P., Ray C. Davis, Natural Gas Partners VI, L.P. and Enterprise GP Holdings, L.P. (incorporated by reference to Exhibit 10.45 of ETE’s Form 8-K filed May 7, 2007)

10.19	Letter Agreement, dated as of April 29, 2012, by and between Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 10.1 of ETE’s Form 8-K filed May 1, 2012)

10.20	First Amendment to the Services Agreement, dated April 30, 2013 and effective as of May 26, 2010, by and among Energy Transfer Equity, L.P., ETE Services Company LLC and Regency Energy Partners LP (incorporated by reference to Exhibit 10.1 of ETE’s Form 8-K filed May 1, 2013)

10.21	Second Amendment to the Shared Services Agreement dated as of April 30, 2013 by and between Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P. (incorporated by reference to Exhibit 10.2 of ETE’s Form 8-K filed May 1, 2013)

10.22	Third Amendment to the Shared Services Agreement dated as of February 19, 2014 by and between Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P. (incorporated by reference to Exhibit 10.1 of ETE’s Form 8-K filed February 19, 2014)

10.23	Exchange and Redemption Agreement by and among Energy Transfer Partners, L.P., Energy Transfer Equity, L.P. and ETE Common Holdings, LLC dated August 7, 2013 (incorporated by reference to Exhibit 10.1 of ETE’s Form 8-K filed August 8, 2013)

10.24	Class D Unit Agreement dated as of December 23, 2010 by and between Energy Transfer Equity, L.P. and Jamie Welch (incorporated by reference to Exhibit 10.1 of ETE’s Form 8-K, filed December 27, 2013)

10.25	Energy Transfer Equity, L.P. Long-Term Incentive Plan (incorporated by reference to Exhibit 10.25 of ETE’s Form S-1 (File No. 333-128097) filed December 20, 2005)

10.26	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.26 of ETE’s Form S-1 (File No. 333-128097) filed December 20, 2005)

10.27	LE GP, LLC Outside Director Compensation Policy (incorporated by reference to Exhibit 99.1 of ETE’s Form 8-K filed December 26, 2006)

10.28	Retention Agreement by and among Energy Transfer Equity, L.P. and Thomas P. Mason dated February 24, 2016 (incorporated by reference to Exhibit 10.21 of ETE’s Form 10-K filed February 29, 2016)

Energy Transfer Partners, L.P.

10.29	Redemption Agreement, dated September 14, 2006, between Energy Transfer Partners, L.P. and CCE Holdings, LLC (incorporated by reference to Exhibit 10.2 of ETP’s Form 8-K filed September 18, 2006)

10.30	Letter Agreement, dated September 14, 2006, between Energy Transfer Partners, L.P. and Southern Union Company (incorporated by reference to Exhibit 10.3 of ETP’s Form 8-K filed September 18, 2006)

10.31	Cushion Gas Litigation Agreement dated January 26, 2005 among AEP Energy Services Gas Holding Company II, L.L.C. and HPL Storage LP, as Sellers, and LaGrange Acquisition, L.P., as Buyer, and AEP Asset Holdings LP, AEP Leaseco LP, Houston Pipe Line Company, LP and HPL Resources Company LP, as Companies (incorporated by reference to Exhibit 10.2 of ETP’s Form 8-K filed February 1, 2005)

Exhibit Number	Description

10.32	Energy Transfer Partners, L.P. Amended and Restated 2004 Unit Plan (incorporated by reference to Exhibit 10.6.6 of ETP’s Form 10-Q filed June 30, 2008)

10.33	Energy Transfer Partners, L.P. Second Amended and Restated 2008 Long Term Incentive Plan (incorporated by reference to Exhibit A of ETP’s Definitive Proxy Statement on Schedule 14A filed October 24, 2014)

10.34	Energy Transfer Partners Deferred Compensation Plan (incorporated by reference to Exhibit 10.1 of ETP’s Form 8-K filed March 31, 2010)

10.35	Form of Grant Agreement under the Energy Transfer Partners, L.P. Amended and Restated 2004 Unit Plan and the Energy Transfer Partners, L.P. 2008 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 of ETP’s Form 8-K filed November 1, 2004)

10.36	Energy Transfer Partners, L.P. Annual Bonus Plan (incorporated by reference to Exhibit 10.2 of ETP’s Form 10-Q filed August 7, 2014

10.37	Energy Transfer Partners, L.L.C. Annual Bonus Plan effective January 1, 2014 (incorporated by reference to Exhibit 10.2 of ETP’s Form 10-Q filed August 7, 2014)

10.38	Second Amended and Restated Credit Agreement dated October 27, 2011, among Energy Transfer Partners, L.P., the borrower, and Wachovia Bank, National Association, as administrative agent, LC issuer and swingline lender, Bank of America, N.A., as syndication agent, BNP Paribas, JPMorgan Chase Bank, N.A. and the Royal Bank of Scotland PLC, as co-documentation agents, and Citibank, N.A., Credit Suisse, Cayman Islands Branch, Deutsche Bank Securities, Inc., Morgan Stanley Bank, Suntrust Bank and UBS Securities, LLC, as senior managing agents, and other lenders party hereto (incorporated by reference to Exhibit 10.1 of ETP’s Form 8-K filed November 2, 2011)

Sunoco Logistics Partners L.P.

10.39	$2,500,000,000 Amended and Restated Credit Agreement, dated as of March 20, 2015, among Sunoco Logistics Partners Operations L.P., as the Borrower; Sunoco Logistics Partners L.P., as the Guarantor; Citibank, N.A., as Administrative Agent, Swingline Lender and a L/C Issuer; and the other LC Issuers and Lenders party thereto (incorporated by reference to Exhibit 10.1 of SXL’s Form 10-Q filed May 7, 2015)

10.40	Amendment No. 1 to the $2,500,000,000 Amended and Restated Credit Agreement, dated as of June 29, 2015, among Sunoco Logistics Partners Operations L.P., as the Borrower; Sunoco Logistics Partners L.P., as the Guarantor; Citibank, N.A., as Administrative Agent, Swing Line Lender and a L/C Issuer; and the other LC Issuers and Lenders party thereto (incorporated by reference to Exhibit 10.1 of SXL’s Form 10-Q filed August 6, 2015)

Sunoco LP

10.41	Credit Agreement among Susser Petroleum Partners LP, as the Borrower, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swingline Lender and an LC Issuer, dated September 25, 2014 (incorporated by reference to Exhibit 10.1 of Sunoco’s Form 8-K filed October 1, 2014)

10.42	First Amendment to Credit Agreement and Increase Agreement by and among Sunoco LP, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swingline Lender and an LC Issuer, and the financial institutions parties thereto, dated April 10, 2015 (incorporated by reference to Exhibit 10.1 of Sunoco’s Form 8-K filed April 13, 2015)

Exhibit Number	Description

10.43	Second Amendment to Credit Agreement, dated as of December 2, 2015, by and among Sunoco LP, Bank of America, N.A. and the financial institutions parties thereto as Lenders (incorporated by reference to Exhibit 10.1 of Sunoco’s Form 8-K filed December 8, 2015)

10.44	Registration Rights Agreement, dated as of December 3, 2015, by and among Sunoco LP and the purchasers named on Schedule A thereto (incorporated by reference to Exhibit 4.1 of Sunoco’s Form 8-K filed December 8, 2015)

Other Exhibits

21.1+	List of Subsidiaries of Energy Transfer Corp LP

23.1+	Consent of Grant Thornton LLP related to Energy Transfer Corp LP

23.2+	Consent of Grant Thornton LLP related to Energy Transfer Equity, L.P.

23.3+	Consent of Ernst & Young LLP related to Susser Holdings Corporation

23.4+	Consent of Ernst & Young LLP related to Sunoco LP

23.5+	Consent of Ernst & Young LLP related to The Williams Companies, Inc.

23.6+	Consent of Deloitte & Touche LLP related to Gulfstream Natural Gas System, L.L.C.

23.7+	Consent of PricewaterhouseCoopers LLP related to Access Midstream Partners, L.P.

23.8+	Consent of Latham & Watkins LLP (contained in Exhibit 5.1)

23.9+	Consent of Richards, Layton & Finger, P.A. (contained in Exhibit 5.2)

23.10+	Consent of Latham & Watkins LLP (contained in Exhibit 8.1)

23.11+	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit 8.2)

23.12+	Consent of Director Nominee (McReynolds)

23.13+	Consent of Director Nominee (Long)

23.14+	Consent of Director Nominee (McCrea)

23.15+	Consent of Director Nominee (Mason)

23.16+	Consent of Director Nominee (Bryant)

23.17+	Consent of Director Nominee (Anbouba)

23.18+	Consent of Director Nominee (Yzaguirre)

99.1+	Report of Independent Registered Public Accounting Firm—Ernst & Young LLP opinion on consolidated financial statements of Susser Holdings Corporation

99.2+	Report of Independent Registered Public Accounting Firm—Ernst & Young LLP opinion on consolidated financial statements of Sunoco LP

99.3+	Form of Proxy Card

99.4+	Consent of Lazard Frères & Co.

99.5+	Consent of Barclays Capital Inc.

+	Previously filed.